COLLEGE RETIREMENT EQUITIES FUND
(CREF)

SUPPLEMENT NO. 2
Dated December 31, 2008
to the May 1, 2008 Prospectus

CREF EXPENSE DEDUCTIONS

In keeping with CREF’s “at cost” expense structure, the amounts deducted on a daily basis from each CREF Account are based on estimated expenses, which are derived from projections of overall expenses and the assets of each Account. As described in the Prospectus, any differences between these estimates and the actual expenses are adjusted quarterly to reflect actual costs. Please be advised that the expense ratios actually incurred or anticipated to be incurred by the CREF Accounts through April 30, 2009 are higher than previously estimated for that period. The difference between the CREF Accounts’ estimated and actual expense ratios is primarily due to the dramatic downturn in the financial markets since August 2008, which has resulted in a large reduction in the Accounts’ assets.

Accordingly, the revised estimates for the estimated expenses in the “Annual Expense Deductions from Net Assets” section of the “Annual Expense Deduction” table on page 6 of the Prospectus should be as follows in the chart below. These revised estimates do not reflect a change in an Account’s actual expense rate; however, the amount deducted each day will include both the amount reflecting the expense rate and an amount determined by the reconciliation process described on pages 4–5 of the Prospectus.

ESTIMATED ANNUAL EXPENSE DEDUCTIONS

						Inflation-
		Global		Equity	Bond	Linked	Social	Money
	Stock	Equities	Growth	Index	Market	Bond	Choice	Market
Estimated Annual Expense Deductions from Net Assets (as a percentage of average net assets)
Investment Advisory Expenses	0.160%	0.200%	0.180%	0.110%	0.130%	0.110%	0.130%	0.090%
Administrative Expenses	0.360%	0.360%	0.360%	0.360%	0.360%	0.360%	0.360%	0.360%
Distribution Expenses (12b-1)	0.085%	0.085%	0.085%	0.085%	0.085%	0.085%	0.085%	0.085%
Mortality and Expense
Risk Charges	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%
Acquired Fund Fees and
Expenses#	0.010%	0.010%	0.000%	0.000%	0.000%	0.000%	0.010%	0.000%
Total Annual Expense
Deductions	0.620%	0.660%	0.630%	0.560%	0.580%	0.560%	0.590%	0.540%

# “Acquired Fund Fees and Expenses” are an Account’s proportionate amount of the expenses of other investment vehicles in which it invests. These expenses are not paid directly by participants. Instead, participants bear these expenses indirectly because they reduce the performance of the investment vehicles in which the Account invests.

Additionally, due to changes in the CREF Accounts’ estimated expenses, the expense example chart at the bottom of page 6 of the Prospectus should be replaced by the following chart:

						Inflation-
		Global		Equity	Bond	Linked	Social	Money
	Stock	Equities	Growth	Index	Market	Bond	Choice	Market
1 Year	$6	$7	$6	$6	$6	$6	$6	$6
3 Years	$20	$21	$20	$18	$19	$18	$19	$17
5 Years	$35	$37	$35	$31	$32	$31	$33	$30
10 Years	$77	$82	$79	$70	$73	$70	$74	$68

A11798 (12/08)